Exhibit 99.1

CALIBER REPORTS SECOND QUARTER 2025 RESULTS

Company remains on track for its goal of achieving platform adjusted EBITDA profitability in the second half of 2025

SCOTTSDALE, Ariz., August 13, 2025 (GLOBE NEWSWIRE) – Caliber (NASDAQ: CWD; “CaliberCos Inc.”), a real estate investor, developer, and asset manager, today reported results for the second quarter ended on June 30, 2025.

Second Quarter 2025 Platform Financial Highlights (compared to Second Quarter 2024)

•Platform revenue of $4.1 million, compared to $4.2 million
◦Asset management revenue of $4.1 million drove the stated results
◦No significant performance allocations were earned, compared to prior period
•Platform net loss of $4.9 million, or $3.87 per diluted share, compared to Platform net loss of $4.6 million, or $4.25 per diluted share
•Platform Adjusted EBITDA loss of $0.1 million, compared to Platform Adjusted EBITDA loss of $2.5 million

Management Commentary

“The second quarter results were another positive step in our previously announced plan to achieve platform adjusted EBITDA profitability in the second half of 2025”, said Chris Loeffler, CEO of Caliber. “We have reduced corporate overhead, narrowed our focus on hospitality, multifamily, multi-tenant industrial real estate, and opportunistic strategies to enhance the platform. We expect this focus to continue to generate positive momentum in many of our projects, which sets up Caliber for a solid second half of 2025. Also, we are encouraged by the recent passage of the BBB, which resulted in making the opportunity zone program permanent, driving forward Caliber's largest and most successful investment fund strategy.”

Business Update

The following are key milestones completed during the second quarter ended June 30, 2025.

•On April 22, 2025, Caliber announced the recent Phoenix City Council’s unanimous approval of the Company’s Canyon Village redevelopment project, a retrofit of a distressed +300,000 square foot office building to a 376-unit rental multifamily residential building. The project also benefits from opportunity zone tax incentives.

•On May 8, 2025, Caliber announced that its joint venture development, PURE Pickleball & Padel™ has gained Design Review approval from the Salt River Pima-Maricopa Indian Community (SRPMIC) Planning Department. This approval positions the project to seek a building permit once final construction documents are complete, with a planned ground-breaking shortly after receiving the permit.

•On May 21, 2025, Caliber announced the successful closing of a $22.5 million refinance for the Doubletree by Hilton Hotel in Tucson, AZ. The property is held within Caliber’s Tax Advantaged Opportunity Zone Fund. Citi provided the funding and Arriba Capital served as the financial advisor on the cash-out refinance.

Second Quarter 2025 Consolidated Financial Results (compared to Second Quarter 2024)

•Total consolidated revenue of $5.1 million, compared to $8.2 million reflecting the deconsolidation of Caliber Hospitality Trust, Caliber Hospitality, LP, Elliot, DT Mesa, and Caliber Fixed Income Fund III, LLC (“CFIF III”) in 2024
•Consolidated net loss attributable to Caliber of $5.3 million, or $4.15 per diluted share, compared to net loss attributable to Caliber of $4.7 million or $4.34 per diluted share
•Consolidated Adjusted EBITDA of $0.1 million, compared to Consolidated Adjusted EBITDA loss of $1.0 million

Conference Call Information

Caliber will host a conference call today, Wednesday, August 13, 2025, at 5:00 p.m. Eastern Time (ET) to discuss its second quarter 2025 financial results and business outlook.

To access this call, investors and interested parties can access the live earnings call by dialing (800) 715-9871 (domestic) or (646) 307-1963 (international) and ask to join the Caliber call or use conference ID 7312901.

A live webcast of the conference call will be available via the investor relations section of Caliber’s website under “Financial Results.” The webcast replay of the conference call will be available on Caliber’s website shortly after the call concludes.

Platform Financial Highlights

Within this earnings release, we refer to performance results of the ‘Platform’. Platform refers to the performance of CWD itself, excluding the performance of any assets and funds that are included in our consolidated results, as required by the United States generally accepted accounting principles (“GAAP”). Management believes that Platform performance offers the most meaningful information needed to understand the value of CWD. The assets and funds that are consolidated into our GAAP presentation are included because Caliber is a guarantor of debt held by these assets and funds.

While GAAP consolidation rules require CWD to include the performance and cash flows of these assets and funds in our consolidated financial information, CWD does not benefit from the performance of those assets and funds, except to the extent that CWD earns fees from managing the assets and funds (which are included in the Platform results). Management believes presenting

Platform results, which exclude consolidated assets, directly shows the business performance that CWD stockholders benefit from.

About Caliber (CaliberCos Inc.) (NASDAQ: CWD)

With over $2.8 billion of managed assets, including estimated costs to complete assets under development, Caliber’s 16-year track record of managing and developing real estate is built on a singular goal: to make money in all market conditions, specializing in hospitality, multi-family residential, and multi-tenant industrial. Our growth is fueled by performance and a key competitive advantage: we invest in projects, strategies, and geographies that global real estate institutions often overlook. Integral to this advantage is our in-house shared services group, which gives Caliber greater control over our real estate and enhanced visibility to future investment opportunities. There are multiple ways to participate in Caliber’s success: invest in Nasdaq-listed CaliberCos Inc. and/or invest directly in our Private Funds.

Forward Looking Statements

This press release contains “forward-looking statements” that are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this press release are forward-looking statements. Forward-looking statements contained in this press release may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “aim,” “should,” "will” “would,” or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are based on the Company’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate including, but not limited to, the Company’s ability to adequately grow cumulative fundraising, AUM and annualized platform revenue to meet 2026 targeted goals, and the viability of and ability of the Company to adequately access the real estate and capital markets. These and other risks and uncertainties are described more fully in the section titled “Risk Factors” in the final prospectus related to the Company’s public offering filed with the SEC and other reports filed with the SEC thereafter. Forward-looking statements contained in this announcement are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

CONTACTS:

Caliber Investor Relations:
Ilya Grozovsky
+1 480-214-1915
Ilya@caliberco.com

NON-GAAP RECONCILIATIONS

The following information reconciles the performance of the Platform to the consolidated GAAP presentation. Management believes that the Platform view of Caliber’s performance is more meaningful to a CWD shareholder as it includes all revenues and expenses generated by Caliber and its wholly-owned subsidiaries.

ASSET MANAGEMENT PLATFORM(1)
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA) (UNAUDITED)

	Three Months Ended June 30, 2025
	Platform	Impact of Consolidated Funds and Eliminations	Consolidated
Revenues
Asset management	$4,103	$(357)	$3,746
Performance allocations	23	(1)	22
Consolidated funds – hospitality revenue	—	1,138	1,138
Consolidated funds – other revenue	—	167	167
Total revenues	4,126	947	5,073
Expenses
Operating costs	3,841	(170)	3,671
General and administrative	1,183	(10)	1,173
Marketing and advertising	147	—	147
Depreciation and amortization	174	(8)	166
Consolidated funds – hospitality expenses	—	1,278	1,278
Consolidated funds – other expenses	—	466	466
Total expenses	5,345	1,556	6,901

Other loss, net	(2,014)	(150)	(2,164)
Interest income	30	—	30
Interest expense	(1,738)	—	(1,738)
Net loss before income taxes	$(4,941)	$(759)	$(5,700)
Provision for income taxes	—	—	—
Net loss	(4,941)	(759)	(5,700)
Net loss attributable to noncontrolling interests	—	(401)	(401)
Net loss attributable to CaliberCos Inc.	$(4,941)	$(358)	$(5,299)
Basic and Diluted Platform loss per share	$(3.87)		$(4.15)
Weighted average common shares outstanding:
Basic and Diluted	1,278		1,278

(1) Represents the results of our asset management platform, which are presented on a basis that deconsolidates our consolidated funds (intercompany eliminations) and eliminate noncontrolling interest.

	Three Months Ended June 30, 2024
	Platform	Impact of Consolidated Funds and Eliminations	Consolidated
Revenues
Asset management	$4,179	$(953)	$3,226
Performance allocations	33	(17)	16
Consolidated funds – hospitality revenue	—	2,894	2,894
Consolidated funds – other revenue	—	2,043	2,043
Total revenues	4,212	3,967	8,179
Expenses
Operating costs	5,760	(225)	5,535
General and administrative	2,091	(12)	2,079
Marketing and advertising	227	—	227
Depreciation and amortization	119	25	144
Consolidated funds – hospitality expenses	—	3,312	3,312
Consolidated funds – other expenses	—	1,358	1,358
Total expenses	8,197	4,458	12,655

Other income (loss), net	490	(172)	318
Interest income	170	(13)	157
Interest expense	(1,315)	—	(1,315)
Net loss before income taxes	$(4,640)	$(676)	$(5,316)
Provision for income taxes	—	—	—
Net loss	(4,640)	(676)	(5,316)
Net loss attributable to noncontrolling interests	—	(586)	(586)
Net loss attributable to CaliberCos Inc.	$(4,640)	$(90)	$(4,730)
Basic and Diluted Platform loss per share	$(4.25)		$(4.34)
Weighted average common shares outstanding:
Basic and diluted	1,091		1,091

(1) Represents the results of our asset management platform, which are presented on a basis that deconsolidates our consolidated funds (intercompany eliminations) and eliminate noncontrolling interest.

PLATFORM REVENUE(1)
(AMOUNTS IN THOUSANDS) (UNAUDITED)

	Three Months Ended June 30,
	2025	2024
Fund management fees	2,739	3,330
Financing fees	292	80
Development and construction fees	979	328
Brokerage fees	93	441
Total asset management	4,103	4,179
Performance allocations	23	33
Total revenue	$4,126	$4,212
___________________________________________
(1) Represents the results of our asset management platform, which are presented on a basis that deconsolidates our consolidated funds (intercompany eliminations) and eliminates noncontrolling interest.

FV AUM and Managed Capital (UNAUDITED)

The following information summarizes management’s estimates of fair value related to the entire portfolio of investments that Caliber manages and the total amount of capital that is being managed across the portfolio. The fair value of our AUM conveys an indication of the overall health of our investments and potentially how much performance allocation Caliber would earn if those assets were sold. Managed Capital is used to evaluate, among other things, the amount of asset management fees we generate from the portfolio.

FV AUM
(AMOUNTS IN THOUSANDS) (UNAUDITED)

Balances as of December 31, 2024	$794,923
Assets acquired	10,300
Construction and net market appreciation	25,800
Credit(1)	379
Other(2)	(644)
Balances as of March 31, 2025	830,758
Construction and net market depreciation	(25,313)
Assets sold or disposed	(1,487)
Credit(1)	627
Other(2)	(1,409)
Balances as of June 30, 2025	$803,176

FV AUM, by asset class
(AMOUNTS IN THOUSANDS) (UNAUDITED)

	June 30, 2025	December 31, 2024
Real Estate
Hospitality	$61,200	$68,500
Caliber Hospitality Trust	217,300	236,800
Residential	170,400	161,700
Commercial	277,000	249,600
Total Real Estate	725,900	716,600
Credit(1)	73,357	72,351
Other(2)	3,919	5,972
Total	$803,176	$794,923
___________________________________________
(1)     Credit FV AUM represents loans made to Caliber’s investment funds by our diversified credit fund.
(2)     Other FV AUM represents undeployed capital held in our diversified funds.

MANAGED CAPITAL
(AMOUNTS IN THOUSANDS) (UNAUDITED)

Balance as of December 31, 2024		$492,542
Originations		2,990
Return of capital		(315)
Balance as of March 31, 2025		495,217
Originations		4,226
Return of capital		(876)
Balances as of June 30, 2025		$498,567

	June 30, 2025	December 31, 2024
Real Estate
Hospitality	$49,260	$49,260
Caliber Hospitality Trust(1)	97,207	97,414
Residential	98,682	96,687
Commercial	176,142	170,858
Total Real Estate(2)	421,291	414,219
Credit(3)	73,357	72,351
Other(4)	3,919	5,972
Total	$498,567	$492,542
_________________________________________
(1) The Company earns a fund management fee of 0.70% of the Caliber Hospitality Trust’s enterprise value and is reimbursed for certain costs incurred on behalf of the Caliber Hospitality Trust.
(2) Beginning during the year ended December 31, 2023, the Company includes capital raised from investors in CaliberCos Inc. through corporate note issuances that was further invested in our funds in Managed Capital. As of June 30, 2025 and December 31, 2024, the Company had invested $12.3 million and $20.4 million, respectively, in our funds.
(3) Credit managed capital represents loans made to Caliber’s investment funds by the Company and our diversified funds. As of June 30, 2025 and December 31, 2024, the Company had loaned $0.9 million to our funds.
(4) Other managed capital represents unemployed capital held in our diversified funds.

Consolidated GAAP Results

The following information presents our consolidated GAAP results which includes the performance of certain entities we manage where Caliber is the guarantor of debt owed by those entities, despite not having significant equity at risk. As a result of these guarantor commitments, Caliber is required under GAAP to include the assets, liabilities, revenues and expenses of those entities even though a shareholder of CWD stock is neither entitled to nor exposed by those entities’ benefits or obligations. This accounting outcome also removes revenues that we earn from those entities, which a shareholder of CWD stock would be entitled to. See discussion elsewhere related to CWD’s Platform performance.

CALIBERCOS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

	Three Months Ended June 30,
	2025	2024
	(unaudited)
Revenues
Asset management revenues	$3,746	$3,226
Performance allocations	22	16
Consolidated funds – hospitality revenues	1,138	2,894
Consolidated funds – other revenues	167	2,043
Total revenues	5,073	8,179

Expenses
Operating costs	3,671	5,535
General and administrative	1,173	2,079
Marketing and advertising	147	227
Depreciation and amortization	166	144
Consolidated funds – hospitality expenses	1,278	3,312
Consolidated funds – other expenses	466	1,358
Total expenses	6,901	12,655

Other (loss) income, net	(2,164)	318
Interest income	30	157
Interest expense	(1,738)	(1,315)
Net loss before income taxes	(5,700)	(5,316)
Benefit from income taxes	—	—
Net loss	(5,700)	(5,316)
Net loss attributable to noncontrolling interests	(401)	(586)
Net loss attributable to CaliberCos Inc.	$(5,299)	$(4,730)
Basic and diluted net loss per share attributable to common stockholders	$(4.15)	$(4.34)
Weighted average common shares outstanding:
Basic and diluted	1,278	1,091

CALIBERCOS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(AMOUNTS IN THOUSANDS, EXCEPT FOR SHARE AND PER SHARE DATA)

	June 30, 2025	December 31, 2024
	(unaudited)
Assets
Cash	$586	$1,766
Restricted cash	2,559	2,582
Real estate investments, net	21,714	21,572
Notes receivable - related parties, allowance of $296 and zero, respectively	384	105
Due from related parties, allowance of $4,098 and $3,985, respectively	7,092	6,965
Investments in unconsolidated entities	12,212	15,643
Operating lease - right of use assets	123	147
Prepaid and other assets	2,708	3,501
Assets of consolidated funds
Cash	97	549
Restricted cash	209	—
Real estate investments, net	10,397	45,090
Notes receivable - related parties	994	6,848
Due from related parties, allowance of zero and $28, respectively	157	320
Prepaid and other assets	28	447
Total assets	$59,260	$105,535

Liabilities and Stockholders’ (Deficit) Equity
Notes payable, net	$50,518	$50,450
Accounts payable and accrued expenses	9,652	9,532
Series AA cumulative redeemable preferred stock, net of issuance costs, $25.00 per share stated value, 800,000 shares authorized, 36,770 and zero shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively	843	—
Due to related parties	479	313
Operating lease liabilities	79	93
Other liabilities	1,049	750
Liabilities of consolidated funds
Notes payable, net	11,631	29,172
Notes payable - related parties	2,183	2,047
Accounts payable and accrued expenses	375	1,207
Due to related parties	1	79
Other liabilities	54	639
Total liabilities	76,864	94,282

Commitments and Contingencies (Note 11)

CALIBERCOS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(AMOUNTS IN THOUSANDS, EXCEPT FOR SHARE AND PER SHARE DATA)

	June 30, 2025	December 31, 2024
Series A non-cumulative convertible preferred stock, $0.001 par value; 22,500,000 shares authorized, and 5,875 and 5,000 shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively	—	—
Common stock Class A, $0.001 par value; 100,000,000 shares authorized, 951,386 and 759,370 shares issued and outstanding as of June 30, 2025 and December 31, 2024, respectively	1	1
Common stock Class B, $0.001 par value; 15,000,000 shares authorized, 370,822 shares issued and outstanding as June 30, 2025 and December 31, 2024	—	—
Paid-in capital	46,462	44,017
Accumulated deficit	(66,313)	(56,607)
Stockholders’ deficit attributable to CaliberCos Inc.	(19,850)	(12,589)
Stockholders’ equity attributable to noncontrolling interests	2,246	23,842
Total stockholders’ (deficit) equity	(17,604)	11,253
Total liabilities and stockholders’ (deficit) equity	$59,260	$105,535

Definitions

Assets Under Management

AUM refers to the assets we manage or sponsor. We monitor two types of information with regard to our AUM:

i.Managed Capital – we define this as the total capital we fundraise from our customers as investments in our funds. It also includes fundraising into our corporate note program, the proceeds of which were used, in part, to invest in or loan to our funds. We use this information to monitor, among other things, the amount of ‘preferred return’ that would be paid at the time of a distribution and the potential to earn a performance fee over and above the preferred return at the time of the distribution. Our fund management fees are based on a percentage of managed capital or a percentage of assets under management, and monitoring the change and composition of managed capital provides relevant data points for Caliber management to further calculate and predict future earnings.

ii.Fair Value (“FV”) AUM – we define this is as the aggregate fair value of the real estate assets we manage and from which we derive management fees, performance revenues and other fees and expense reimbursements. We estimate the value of these assets quarterly to help make sale and hold decisions and to evaluate whether an existing asset would benefit from refinancing or recapitalization. This also gives us insight into the value of our carried interest at any point in time. We also utilize FV AUM to predict the percentage of our portfolio which may need development services in a given year, fund management services (such as refinance), and brokerage services. As we control the decision to hire for these services, our service income is generally predictable based upon our current portfolio AUM and our expectations for AUM growth in the year forecasted.

Non-GAAP Measures

We use non-GAAP financial measures to evaluate operating performance, identify trends, formulate financial projections, make strategic decisions, and for other discretionary purposes. We believe that these measures enhance the understanding of ongoing operations and comparability of current results to prior periods and may be useful for investors to analyze our financial performance because they provide investors a view of the performance attributable to CaliberCos Inc. When analyzing our operating performance, investors should use these measures in addition to, and not as an alternative for, their most directly comparable financial measure calculated and presented in accordance with U.S. GAAP. Our presentation of non-GAAP measures may not be comparable to similarly identified measures of other companies because not all companies use the same calculations. These measures may also differ from the amounts calculated under similarly titled definitions in our debt instruments, which amounts are further adjusted to reflect certain other cash and non-cash charges and are used by us to determine compliance with financial covenants therein and our ability to engage in certain activities, such as incurring additional debt and making certain restricted payments.

Asset Management Platform or Platform

Platform refers to the performance of the Caliber asset management platform, which generates revenues and expenses from managing our investment portfolio, which does not include any consolidated assets or funds. These activities include asset management, transaction services, and performance allocations. Management believes that this is an important view of the Company because it communicates performance of the Company that would be most useful for understanding the value of CWD.

Fee-Related Earnings and Related Components

Fee-Related Earnings is a supplemental non-GAAP performance measure used to assess our ability to generate profits from fee-based revenues, focusing on whether our core revenue streams, are sufficient to cover our core operating expenses. Fee- Related Earnings represents the Company’s net income (loss) before income taxes adjusted to exclude depreciation and amortization, stock-based compensation, interest expense and extraordinary or non-recurring revenue and expenses, including performance allocation revenue and gain (loss) on extinguishment of debt, public registration direct costs related to aborted or delayed offerings and our Reg A+ offering, litigation settlements, and expenses recorded to earnings relating to investment deals which were abandoned or closed. Fee-Related Earnings is presented on a basis that deconsolidates our consolidated funds (intercompany eliminations) and eliminates noncontrolling interest. Eliminating the impact of consolidated funds and noncontrolling interest provides investors a view of the performance attributable to CaliberCos Inc. and is consistent with performance models and analysis used by management.

Distributable Earnings

Distributable Earnings is a supplemental non-GAAP performance measure equal to Fee-Related Earnings plus performance allocation revenue and less interest expenses and provision for income taxes. We believe that Distributable Earnings can be useful as a supplemental performance measure to our GAAP results assessing the amount of earnings available for distribution.

Platform Earnings

Platform Earnings represents the performance of our asset management platform, which generates revenues and expenses from managing our investment portfolio, excluding any consolidated assets or funds.

Platform Earnings per Share

Platform Earnings per Share is calculated as Platform Earnings divided by weighted average CWD common shares outstanding.

Platform Adjusted EBITDA

Platform Adjusted EBITDA represents our Distributable Earnings adjusted for interest expense, other income (expense), and provision for income taxes on a basis that deconsolidates our consolidated funds (intercompany eliminations), and eliminates noncontrolling interest. Eliminating the impact of consolidated funds and noncontrolling interest provides investors a view of the performance attributable to the Platform and is consistent with performance models and analysis used by management.

Consolidated Adjusted EBITDA

Consolidated Adjusted EBITDA represents the Company’s and the consolidated funds’ earnings before net interest expense, income taxes, depreciation and amortization, further adjusted to exclude stock-based compensation, transaction fees, expenses and other public registration direct costs related to aborted or delayed offerings and our Reg A+ offering, litigation settlements, expenses recorded to earnings relating to investment deals which were abandoned or closed, any other non-cash expenses or losses, as further adjusted for extraordinary or non-recurring items.

NON-GAAP ADJUSTED EBITDA
(AMOUNTS IN THOUSANDS) (UNAUDITED)

	Three Months Ended June 30,
	2025	2024
Net loss attributable to CaliberCos Inc.	$(5,299)	$(4,730)
Net loss attributable to noncontrolling interests	(401)	(586)
Net loss	(5,700)	(5,316)
Provision for income taxes	—	—
Net loss before income taxes	(5,700)	(5,316)
Depreciation and amortization	174	119
Consolidated funds' impact on fee-related earnings	609	491
Stock-based compensation	369	584
Severance	454	171
Performance allocations	(22)	(16)
Other income, net	(783)	(318)
Investments impairment	2,037	—
Bad debt expense	106	—
Interest expense, net	1,708	1,145
Fee-related earnings	(1,048)	(3,140)
Performance allocations	22	16
Interest expense, net	(1,708)	(1,145)
Provision for income taxes	—	—
Distributable earnings	(2,734)	(4,269)
Interest expense	1,738	1,315
Other income, net	783	318
Provision for income taxes	—	—
Consolidated funds' impact on Platform adjusted EBITDA	159	185
Platform adjusted EBITDA	(54)	(2,451)
Consolidated funds' EBITDA adjustments	111	1,485
Consolidated adjusted EBITDA	$57	$(966)